Exhibit 10.5
FEDERAL TAX SHARING AGREEMENT
     This FEDERAL TAX SHARING AGREEMENT (“Agreement”), effective for tax years beginning on or after the first day of January 2002, is entered into by and among Liberty Mutual Holding Company Inc. (“LMHC”), a Massachusetts mutual insurance holding company, and the parties to this Agreement (collectively, “Liberty Mutual Group”).
     WHEREAS, the parties to this Agreement file a consolidated U.S. federal income tax return;
     WHEREAS, the parties to this Agreement desire to set forth their rights and obligations with respect to the determination and settlement of federal income tax liabilities; to allocate Liberty Mutual Group’s consolidated U.S. federal income tax liability equitably to each party in accordance with a rational, systematic formula that will take into account each party’s relative contribution to such liability; to ensure that an allocation for a particular tax year to each party reflects the parties’ best estimate of its final liability after adjustments for tax audits or otherwise; to compensate any party for the use of tax losses and credits by other parties; to promptly settle all such tax liability allocations; and to allow LMHC to administer and interpret this Agreement for the collective benefit of Liberty Mutual Group; and
     WHEREAS, Statement of Statutory Accounting Principles No. 10 (“SSAP 10”) requires tax allocations to be economic transactions, pursuant to a written income tax allocation agreement, and accounted for consistent with Financial Accounting Standards No. 109, as modified by SSAP 10, in order to be recognized by reporting entities that file a consolidated income tax return.
     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and consistently applied in accordance with the intentions outlined above, the parties agree as follows:
1.	DEFINITIONS
     For purposes of this Agreement, the terms set forth below shall be defined as follows:

a)	Tax Reporting Segment (“TRS”): Any legal entity that is part of Liberty Mutual Group; or any group of legal entities and/or reporting segments within a legal entity that operate as a single business unit or division thereof as determined from time to time. Any legal entity subject to regulation as an insurance company by its state of domicile shall not be included in a TRS with any other legal entity other than its wholly-owned subsidiaries.

b)	Group Tax Liability: All taxes properly reflected on the U.S. consolidated federal income tax return of Liberty Mutual Group for tax years beginning on or after the effective date of this Agreement, or as revised or expected to be revised by amended return, tax audit, administrative or judicial determination or re-determination or otherwise, together with any interest, penalties, or other assessments. For purposes of this definition “taxes” means any income taxes or other taxes, charges or assessments imposed on corporations by the Internal Revenue Code (“Code”).

c)	Member: A corporation that joins or is required to join Liberty Mutual Group’s U.S. consolidated federal income tax return pursuant to Code section 1504(a) and the regulations promulgated thereunder.

d)	Separate Tax Return Liability: The expected separate federal income tax liability calculated for each TRS under the applicable provisions of the Code and regulations promulgated thereunder as though such TRS had always filed a separate federal income tax return. Any current year, carryover or carrybacks of net operating losses, net capital losses, excess tax credits, or other tax attributes shall be taken into account to the extent such carryover, carryback, credit, or other attribute has reduced the Group Tax Liability in the current or in a prior tax year. To the extent a TRS’ items of separate taxable income would be accorded a different tax treatment by operation of the consolidated return regulations, such TRS’ Separate Tax Return Liability shall be computed consistent with the consolidated return provisions to the extent such item resulted in an increase or decrease to the Group Tax Liability in the current or in a prior tax year.
2.	TAX SHARING
a)	The taxes payable to LMHC (or its authorized designee) by each TRS under this Agreement shall be based on the Separate Tax Return Liability of each TRS for the applicable tax year.

b)	To the extent the sum of the Separate Tax Return Liabilities of all TRS exceeds or is less than the Group Tax Liability, such difference shall be allocated to each TRS to the extent such TRS’ items or attributes are reflected in the Group Tax Liability.

c)	The surtax exemption and bracket benefits to which Liberty Mutual Group as a whole is entitled shall be allocated exclusively to Liberty Mutual Insurance Company.

d)	Computation of each TRS Separate Tax Return Liability shall be made periodically during the year by Corporate Taxation in Liberty Mutual Group’s Corporate Financial Department, at times consistent with and in accordance with the usual procedures followed in determining the Group Tax Liability.
3.	ALTERNATIVE MINIMUM TAX (AMT)
a)	If the Group Tax Liability includes a liability for AMT, such AMT shall be proportionally allocated to all TRS whose Separate Tax Return Liability includes a liability for AMT, but not to exceed the liability for AMT included in the TRS’ Separate Tax Return Liability. Any AMT liability in excess of the sum of each TRS’ Separate Tax Return Liability for AMT shall be allocated to Liberty Mutual Insurance Company.

b)	To the extent a TRS is allocated a liability for AMT, such TRS shall be allocated an equivalent minimum tax credit carryforward which shall be taken into account in such TRS’ Separate Tax Return Liability in subsequent tax years.
4.	SETTLEMENT OF TAXES PAYABLE/RECEIVABLE
     Estimated federal tax payments shall be settled between each TRS and LMHC (or its authorized designee) on the 12th day of April, June, September, December and March. Payments reflecting the final tax return liability for a given tax year will be settled after the filing of Liberty Mutual Group’s federal income tax return. Final settlements will be due within 30 days of receipt of the statement of balances due or receivable.
5.	MATTERS CONCERNING THE RETURN
a)	Filing the Return: LMHC shall file, or cause to be filed, the U.S. consolidated federal income tax return and any amended returns for each taxable year.

b)	Payment of Group Tax Liability: LMHC (or its authorized designee) shall pay, or cause to be paid, the Group Tax Liability for each taxable year on behalf of Liberty Mutual Group.
6. AUDITS AND OTHER ADJUSTMENTS
     Payment of the tax sharing amount is intended to reflect each TRS’ best estimate of its final tax liability with respect to a given tax year. To the extent the Group Tax Liability is adjusted for any tax year as a result of an amended return, tax audit, administrative or judicial determination or re-determination or otherwise, the Separate Tax Return Liability for each TRS shall be recomputed to give effect to such adjustments. Any resulting additional TRS tax benefit or tax liability shall be settled with LMHC (or its authorized designee) within 30 days of receipt of a refund or notice of deficiency with respect to the Group Tax Liability by LMHC. Copies of all tax returns, related schedules, work papers, all material records, and other documents shall be maintained until the expiration of the statute of limitations, including extensions.
7. EARNINGS AND PROFITS
     Pursuant to Code section 1552 and the regulations promulgated thereunder, and to regulation section 1.1502-33, for the purpose of determining earnings and profits of each Member of the affiliated group, LMHC (or Liberty Mutual Insurance Company) has filed elections with the Internal Revenue Service for and on behalf of Liberty Mutual Group to allocate the Group Tax Liability. Nothing in this Agreement shall be construed to affect the determination or allocation of tax required pursuant to these elections, or any amendments or modifications thereto, for the purpose of determining the earnings and profits of the members of Liberty Mutual Group; and LMHC, in its sole discretion, is authorized to seek any change in the method of calculating earnings and profits as it deems desirable.
8. CONDUCT OF DISPUTES
     LMHC, as common parent of Liberty Mutual Group, shall be the sole agent for each Member and any successor of any Member pursuant to regulation section 1.1502-77(a). LMHC shall control the conduct of any audit and the defense of any suit, action or proceeding resulting therefrom. Each Member will cooperate with LMHC in these proceedings and provide such assistance and documents, without charge, as may be requested by LMHC for such purpose. LMHC will provide Members with access to such records and tax returns as appropriate to facilitate such cooperation. Notwithstanding any other provisions in this Agreement, if an increase to the Group Tax Liability is the result of the failure of a Member to maintain proper records to support items reflected in Liberty Mutual Group’s consolidated income tax return, such Member shall be fully liable for such increase as well as any related penalties and interest.
9. MEMBER ENTERING OR DEPARTING GROUP
     It is the intent of the parties that LMHC and all corporations that have consented or are required to join with LMHC in the filing of a consolidated federal income tax return shall become a party to this Agreement effective as of the first date such party becomes a Member. Members that are no longer eligible to join in the filing of a consolidated return with LMHC shall remain a party to this Agreement for all tax years for which they were included in the consolidated return.
10. SUCCESSORS AND ASSIGNS
     This Agreement and all of its provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective successors.
11. INDEMNIFICATION
     Each party shall pay and be responsible for, and shall indemnify, defend and hold harmless all other parties to this Agreement from and against all liabilities allocated to it under this Agreement. If any party pays or has paid any Group Tax Liability for which another party to this Agreement is or becomes liable pursuant to the terms of this Agreement, appropriate reimbursement shall be made no later than 30 days after demand together with interest calculated on such reimbursement at the interest rate specified in Code section 6621(a)(2) from the date such payment is due pursuant to this Agreement to the date of reimbursement. The portion of any refund, rebate or reimbursement received by any party to which another party is entitled pursuant to this Agreement shall be paid over within 30 days to the party which is entitled thereto. Any other payments required to be made between the parties pursuant to this Agreement which are not made in a timely fashion shall bear interest at the interest rate specified in Code section 6621(a)(2) from the date the payment is due until the date the payment is made.

12. COMPLETE AGREEMENT
     This Agreement shall constitute the entire agreement among the parties with respect to the subject matter hereof and shall supersede any previous agreements, negotiations, commitments and writings with respect to such subject matter effective for tax years beginning after January 1, 2002.
13. GOVERNING LAW
     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of law.
14. AMENDMENTS
     This Agreement may not be modified or amended except by an agreement in writing signed by the parties hereto.
15. ADMINISTRATION
     This Agreement shall be administered by the Vice President and Director of Corporate Taxation of LMHC, or in his absence, by an individual designated by the Chief Financial Officer of LMHC.

     IN WITNESS WHEREOF, the parties have caused their signatures to be affixed to this Agreement effective as of the date first above written, by their respective duly authorized officers.

LIBERTY MUTUAL HOLDING COMPANY INC.		CONSOLIDATED INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMERICA FIRST INSURANCE COMPANY		EMPLOYERS INSURANCE COMPANY OF WAUSAU

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMERICA FIRST LLOYDS INSURANCE COMPANY		EXCELSIOR INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gulf States AIF INC	By:	Gary J. Ostrow
Title:	It’s attorney in fact by Gary J. Ostrow, Vice President	Title:	Vice President

AMERICAN AMBASSADOR CASUALTY COMPANY		GLOBE AMERICAN CASUALTY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

BRIDGEFIELD CASUALTY INSURANCE COMPANY		GOLDEN EAGLE INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President, Corporation Taxation

BRIDGEFIELD EMPLOYERS INSURANCE COMPANY		HAWKEYE-SECURITY INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

COLORADO CASUALTY INSURANCE COMPANY		INDIANA INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President and Director of Corporate Taxation	Title:	Vice President

LIBERTY INSURANCE COMPANY OF AMERICA		LIBERTY NORTHWEST INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY INSURANCE CORPORATION		LIBERTY PERSONAL INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY INSURANCE UNDERWRITERS INC.		LIBERTY SURPLUS INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON		MID-AMERICAN FIRE & CASUALTY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY LLOYDS OF TEXAS INSURANCE COMPANY		NATIONAL INSURANCE ASSOCIATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Berkeley management Corporation	By:	Gary J. Ostrow
	It’s attorney-in-fact Gary J. Ostrow, Vice President	Title:	Vice President

LIBERTY MUTUAL FIRE INSURANCE COMPANY		NORTH PACIFIC INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:		By:	Gary J. Ostrow
Title:		Title:	Vice President

LIBERTY MUTUAL INSURANCE COMPANY		OREGON AUTO INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

PEERLESS INDEMNITY INSURANCE COMPANY

/s/ Gary J. Ostrow

		By:	Gary J. Ostrow
		Title:	Vice President

PEERLESS INSURANCE COMPANY

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

SAN DIEGO INSURANCE COMPANY

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President, Corporate Taxation

THE FIRST LIBERTY INSURANCE CORPORATION

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

THE MIDWESTERN INDEMNITY COMPANY

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

THE NETHERLANDS INSURANCE COMPANY

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

WAUSAU BUSINESS INSURANCE COMPANY

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

WAUSAU GENERAL INSURANCE COMPANY

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

WAUSAU UNDERWRITERS INSURANCE COMPANY

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

AMENDMENT NO. 1
(the “Amendment”)
to
FEDERAL TAX SHARING AGREEMENT
(the “Agreement”)
by and among
Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company, and the parties to the Agreement listed on the signature pages of the Agreement and the signature pages of this Amendment.
The Agreement is hereby amended as follows:
1. Section 14 of the Agreement is amended and restated as follows:
This Agreement may not be modified, amended or assigned except by an agreement in writing signed by the parties hereto.
2. Following any and all necessary regulatory approvals, this Amendment shall be effective retroactively to the effective date of the Agreement.
IN WITNESS WHEREOF, the parties have caused their signatures to be affixed to this Amendment this 15th day of February, 2006, by their respective duly authorized officers.

LIBERTY MUTUAL HOLDING COMPANY INC.		AMERICAN AMBASSADOR CASUALTY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMERICA FIRST INSURANCE COMPANY		BRIDGEFIELD CASUALTY INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMERICA FIRST LLOYDS INSURANCE COMPANY		BRIDGEFIELD EMPLOYERS INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gulf States AIF, Inc.	By:	Gary J. Ostrow
	Its attorney in fact by Gary J. Ostrow, Vice President	Title:	Vice President
COLORADO CASUALTY INSURANCE COMPANY

/s/ Gary J. Ostrow

		By:	Gary J. Ostrow
		Title:	Vice President

1

CONSOLIDATED INSURANCE COMPANY		LIBERTY INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

EMPLOYERS INSURANCE COMPANY OF WAUSAU		LIBERTY INSURANCE UNDERWRITERS INC.

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

EXCELSIOR INSURANCE COMPANY		LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

GLOBE AMERICAN CASUALTY COMPANY		LIBERTY LLOYDS OF TEXAS INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Berkeley management Corporation
Title:	Vice President		It’s attorney-in-fact Gary J. Ostrow, Vice President

GOLDEN EAGLE INSURANCE CORPORATION		LIBERTY MUTUAL FIRE INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President, Corporate Taxation	Title:	Vice President

HAWKEYE-SECURITY INSURANCE COMPANY		LIBERTY MUTUAL INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

INDIANA INSURANCE COMPANY		LIBERTY NORTHWEST INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY INSURANCE COMPANY OF AMERICA

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

2

LIBERTY PERSONAL INSURANCE COMPANY		NORTH PACIFIC INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY SURPLUS INSURANCE CORPORATION		OREGON AUTOMOBILE INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LM GENERAL INSURANCE COMPANY		PEERLESS INDEMNITY INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LM INSURANCE CORPORATION		PEERLESS INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LM PERSONAL INSURANCE COMPANY		SAN DIEGO INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LM PROPERTY AND CASUALTY INSURANCE COMPANY		THE FIRST LIBERTY INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

MID-AMERICAN FIRE & CASUALTY COMPANY		THE MIDWESTERN INDEMNITY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

NATIONAL INSURANCE ASSOCIATION		THE NETHERLANDS INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	The National Corporation	By:	Gary J. Ostrow
	Its attorney in fact by Gary J. Ostrow, Vice President	Title:	Vice President

3

WAUSAU BUSINESS INSURANCE COMPANY

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

WAUSAU GENERAL INSURANCE COMPANY

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

WAUSAU UNDERWRITERS INSURANCE COMPANY

/s/ Gary J. Ostrow

By:	Gary J. Ostrow
Title:	Vice President

4

AMENDMENT NO. 2
(the “Amendment”)
to
FEDERAL TAX SHARING AGREEMENT
(the “Agreement”)
by and among
Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company, and the parties to the Agreement listed on the signature pages of the Agreement and the signature pages of this Amendment.
WHEREAS, The Ohio Casualty Insurance Company, an Ohio corporation (“OCIC”), American Fire and Casualty Company, an Ohio corporation (“AFCC”), Ohio Security Insurance Company, an Ohio corporation (“OSIC”), Ohio Casualty of New Jersey, Inc., an Ohio corporation (“OCNJ”), West American Insurance Company, an Indiana corporation (“WAIC”) and Avomark Insurance Company, an Indiana corporation (“AIC”) are member companies of the Liberty Mutual Agency Markets strategic business unit, of the Liberty Mutual Group under which certain insurance companies within Liberty Mutual Group market their insurance products to the public using independent agents; and
WHEREAS the parties deem it in their best interests to add OCIC, AFCC, OSIC, OCNJ, WAIC and AIC as parties to the Agreement;
NOW, THEREFORE, the parties hereto agree to amend the Agreement effective as of August 24, 2007.
1. OCIC, AFCC, OSIC, OCNJ, WAIC and AIC are hereby added to the Agreement and are hereby deemed to be included in the definition of “Member” as outlined in section 1(C) of the Agreement.
2. This Agreement may be executed in any number of counterparts, each of which will be an original and all of which will constitute together but one and the same document.
IN WITNESS WHEREOF, The parties hereto have caused this Amendment No. 2 to the Federal Tax Sharing Agreement, effective as of the date first written above, to be executed by their respective authorized officers.
IN WITNESS WHEREOF, the parties have caused their signatures to be affixed to this Amendment this 1st day of November, 2007, by their respective duly authorized officers.

LIBERTY MUTUAL HOLDING COMPANY INC.		AMERICAN AMBASSADOR CASUALTY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMERICAN FIRE AND CASUALTY COMPANY		AVOMARK INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMERICA FIRST INSURANCE COMPANY		EXCELSIOR INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMERICA FIRST LLOYDS INSURANCE COMPANY (by Gulf States AIF, Inc., its attorney-in-fact)		GLOBE AMERICAN CASUALTY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

BRIDGEFIELD CASUALTY INSURANCE COMPANY		GOLDEN EAGLE INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

BRIDGEFIELD EMPLOYERS INSURANCE COMPANY		HAWKEYE-SECURITY INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

COLORADO CASUALTY INSURANCE COMPANY		INDIANA INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

CONSOLIDATED INSURANCE COMPANY		LIBERTY INSURANCE COMPANY OF AMERICA

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

EMPLOYERS INSURANCE COMPANY OF WAUSAU		LIBERTY INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY INSURANCE UNDERWRITERS INC.		LIBERTY SURPLUS INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON		LM GENERAL INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY LLOYDS OF TEXAS INSURANCE COMPANY		LM INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY MUTUAL FIRE INSURANCE COMPANY		LM PERSONAL INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY MUTUAL INSURANCE COMPANY		LM PROPERTY AND CASUALTY INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY NORTHWEST INSURANCE CORPORATION		MID-AMERICAN FIRE & CASUALTY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY PERSONAL INSURANCE COMPANY		NATIONAL INSURANCE ASSOCIATION (by The National Corporation, its attorney-in-fact)

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

NORTH PACIFIC INSURANCE COMPANY		SAN DIEGO INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

THE OHIO CASUALTY INSURANCE COMPANY		THE FIRST LIBERTY INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

OHIO CASUALTY OF NEW JERSEY, INC.		THE MIDWESTERN INDEMNITY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

OHIO SECURITY INSURANCE COMPANY		THE NETHERLANDS INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

OREGON AUTOMOBILE INSURANCE COMPANY		WEST AMERICAN INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

PEERLESS INDEMNITY INSURANCE COMPANY		WAUSAU BUSINESS INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

PEERLESS INSURANCE COMPANY		WAUSAU GENERAL INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

WAUSAU UNDERWRITERS INSURANCE COMPANY
/s/ Gary J. Ostrow
By: Gary J. Ostrow
Title:	Vice President

AMENDMENT NO. 3
(the “Amendment”)
to
FEDERAL TAX SHARING AGREEMENT
(the “Agreement”)
by and among
Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company, and the parties to the Agreement listed on the signature pages of the Agreement and the signature pages of this Amendment.
WHEREAS, Liberty Mutual Personal Insurance Company became a member company of Liberty Mutual Group effective January 1, 2006; and
WHEREAS the parties deem it in their best interests to add Liberty Mutual Personal Insurance Company as party to the Agreement;
NOW, THEREFORE, the parties hereto agree to amend the Agreement, as follows:
1. Liberty Mutual Personal Insurance Company is hereby added to the Agreement effective January 1, 2006 and is hereby deemed to be included in the definition of “Member” as outlined in section 1(C) of the Agreement.
2. This Agreement may be executed in any number of counterparts, each of which will be an original and all of which will constitute together but one and the same document.
IN WITNESS WHEREOF, The parties hereto have caused this Amendment No. 3 to the Federal Tax Sharing Agreement, effective as of the date first written above, to be executed by their respective authorized officers.
IN WITNESS WHEREOF, the parties have caused their signatures to be affixed to this Amendment this 15 day of February, 2008, by their respective duly authorized officers.

LIBERTY MUTUAL HOLDING COMPANY INC.		AMERICAN AMBASSADOR CASUALTY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMERICAN FIRE AND CASUALTY COMPANY		AVOMARK INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMERICAN FIRST INSURANCE COMPANY		EXCELSIOR INSURANCE COMPANY OF WAUSAU

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMERICA FIRST LLOYDS INSURANCE COMPANY (by Gulf States AIF, Inc., its attorney-in-fact)		GLOBE AMERICAN CASUALTY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

BRIDGEFIELD CASUALTY INSURANCE COMPANY		GOLDEN EAGLE INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

BRIDGEFIELD EMPLOYERS INSURANCE COMPANY		HAWKEYE-SECURITY INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

COLORADO CASUALTY INSURANCE COMPANY		INDIANA INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

CONSOLIDATED INSURANCE COMPANY		LIBERTY INSURANCE COMPANY OF AMERICA

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

EMPLOYERS INSURANCE COMPANY OF WAUSAU		LIBERTY INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY INSURANCE UNDERWRITERS INC.		LIBERTY SURPLUS INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON		LM GENERAL INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY LLOYDS OF TEXAS INSURANCE COMPANY		LM INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY MUTUAL FIRE INSURANCE COMPANY		LM PERSONAL INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY MUTUAL INSURANCE COMPANY		LM PROPERTY AND CASUALTY INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY NORTHWEST INSURANCE CORPORATION		MID-AMERICAN FIRE & CASUALTY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

LIBERTY PERSONAL INSURANCE COMPANY		NATIONAL INSURANCE ASSOCIATION (by The National Corporation, its attorney-in-fact)

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

NORTH PACIFIC INSURANCE COMPANY		SAN DIEGO INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

THE OHIO CASUALTY INSURANCE COMPANY		THE FIRST LIBERTY INSURANCE CORPORATION

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

OHIO CASUALTY OF NEW JERSEY, INC.		THE MIDWESTERN INDEMNITY COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

OHIO SECURITY INSURANCE COMPANY		THE NETHERLANDS INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

OREGON AUTOMOBILE INSURANCE COMPANY		WEST AMERICAN INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

PEERLESS INDEMNITY INSURANCE COMPANY		WAUSAU BUSINESS INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

PEERLESS INSURANCE COMPANY		WAUSAU GENERAL INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

WAUSAU UNDERWRITERS INSURANCE COMPANY		LIBERTY MUTUAL PERSONAL INSURANCE COMPANY

/s/ Gary J. Ostrow		/s/ Gary J. Ostrow

By:	Gary J. Ostrow	By:	Gary J. Ostrow
Title:	Vice President	Title:	Vice President

AMENDMENT NO. 4
(the “Amendment”)
to
FEDERAL TAX SHARING AGREEMENT
(the “Agreement”)
by and among
Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company, and the parties to the Agreement listed on Exhibit A.
WHEREAS the parties deem it in their best interests to include as parties to the Agreement every other corporation that subsequently consents to or is required to join with LMHC in the filing of a consolidated federal income tax return;
NOW, THEREFORE, the parties hereto agree to amend the Agreement, effective as of September 22, 2008, as follows:
1.	The opening paragraph of the Agreement is amended and restated as follows:

This FEDERAL TAX SHARING AGREEMENT (“Agreement”), effective for tax years beginning on or after the first day of January 2002, is entered into by and among Liberty Mutual Holding Company Inc. (“LMHC”), a Massachusetts mutual holding company, and the several companies listed on Exhibit A and any other corporation that subsequently consents to or is required to join with LMHC in the filing of a consolidated federal income tax return (collectively, “Liberty Mutual Group”).

2.	Section 9 of the Agreement is amended and restated as follows:

MEMBER ENTERING OR DEPARTING GROUP

In addition to LMHC and the other corporations that are currently parties to this Agreement, any corporation that consents to or is required to join with LMHC in the filing of a consolidated federal income tax return shall automatically become a party to this Agreement effective as of the date such corporation becomes a Member. Members that are no longer eligible to join in the filing of a consolidated federal income tax return with LMHC shall remain as parties to this Agreement for all tax years for which they were included in such consolidated return. LMHC is authorized to revise Exhibit A from time to time to reflect the addition or deletion of Members, and this Agreement need not be amended to give effect to such revised Exhibit A.

3.	This Agreement may be executed in any number of counterparts, each of which will be an original and all of which will constitute together but one and the same document.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment, effective as of the date first written above, to be executed by their duly authorized officers.
[SIGNATURE PAGES TO FOLLOW]

Exhibit A
to
Federal Tax Sharing Agreement
Access Insurance Services, Co.
Ambco Capital Corporation
America First Insurance Company
America First Lloyds Insurance Company
American Ambassador Casualty Company
American Fire & Casualty Insurance Company*
Avomark Insurance Company*
Berkeley Holding Company Associates, Inc.
Berkeley Management Corporation
Bridgefield Casualty Insurance Company
Bridgefield Employers Insurance Company
Capitol Agency, Inc. (Arizona corporation)
Capitol Agency, Inc. (Ohio corporation)
Capitol Agency, Inc. (Tennessee corporation)
Cascade Disability Management, Inc.
Colorado Casualty Insurance Company
Companies Agency Insurance Services of California
(dissolved 8/15/2008)
Companies Agency of Alabama, Inc. (dissolved 8/18/2008)
Companies Agency of Georgia, Inc. (dissolved 8/15/2008)
Companies Agency of Kentucky, Inc. (dissolved 8/14/2008)
Companies Agency of Massachusetts, Inc. (dissolved 8/29/08)
Companies Agency of Michigan, Inc. (dissolved 8/15/2008)
Companies Agency of New York, Inc.
Companies Agency of Pennsylvania, Inc.
Companies Agency of Phoenix, Inc.
Consolidated Insurance Company
Copley Venture Capital, Inc.
Countrywide Services Corporation
Diversified Settlements, Inc.
Employers Insurance Company of Wausau
Excelsior Insurance Company
Florida State Agency, Inc.
Globe American Casualty Company
Golden Eagle Insurance Corporation
Gulf States AIF, Inc.
Hawkeye-Security Insurance Company
Heritage-Summit Healthcare of Florida, Inc.
Indiana Insurance Company
LEXCO Limited
Liberty Assignment Corporation
Liberty Energy Canada, Inc.
Liberty Financial Services, Inc.
Liberty Hospitality Group, Inc.
Liberty Insurance Company of America
Liberty Insurance Corporation
Liberty Insurance Holdings, Inc.
Liberty Insurance Underwriters, Inc.
Liberty Life Assurance Company of Boston
Liberty Life Holdings, Inc.
Liberty Lloyds of Texas Insurance Company
Liberty Management Services, Inc.
Liberty Mexico Holdings, Inc.
Liberty Mutual Fire Insurance Company
Liberty Mutual Group Inc.
Liberty Mutual Holding Company, Inc.
Liberty Mutual Insurance Company
Liberty Mutual Personal Insurance Company
Liberty Northwest Insurance Corporation
Liberty Personal Insurance Company
Liberty RE (Bermuda) Limited
Liberty Sponsored Insurance (Vermont) Inc.
Liberty Surplus Insurance Corporation
Liberty — USA Corporation
LIH-Re of America Corporation
LIH U.S. P&C Corporation
LIU Specialty Insurance Agency, Inc.
LM General Insurance Company
LM Insurance Corporation
LM Personal Insurance Company
LM Property & Casualty Insurance: Company
LMHC Massachusetts Holdings, Inc.
LRE Properties, Inc.
Mid-American Agency, Inc.
Mid-American Fire and Casualty Company
Missouri Agency, Inc.
North Pacific Insurance Company
Oregon Automobile Insurance Company
OCASCO Budget, Inc.
OCI Printing, Inc.
Ohio Casualty Corporation
Ohio Casualty of New Jersey, Inc.
Ohio Life Brokerage Services, Inc.
Ohio Security Insurance Company
Peerless Indemnity Insurance Company
Peerless Insurance Company
San Diego Insurance Company
State Agency, Inc. (Indiana corporation)
State Agency, Inc. (Wisconsin corporation)
St. James Insurance Company
Summit Consulting, Inc.
Summit Consulting, Inc. of Louisiana
Summit Holding Southeast, Inc.
The First Liberty Insurance Corporation
The Midwestern Indemnity Company
The National Association
The Netherlands Insurance Company
The Ohio Casualty Insurance Company
Wausau Service Corporation
Wausau Business Insurance Company
Wausau General Insurance Company
Wausau Underwriters Insurance Company
West American Insurance Company
American Economy Insurance Company
American States Insurance Company
American States Insurance Company of Texas
American States Lloyds Insurance Company
American States Preferred Insurance
Capital Court Corporation
Commercial Aviation Insurance, Inc.
Emerald City Insurance Agency, Inc.
F.B. Beattie & Company, Inc.
First National Insurance Company of America
General America Corporation
General America Corporation of Texas
General Insurance Company of America
TSA Ex. A effective 9/22/08

Exhibit A
to
Federal Tax Sharing Agreement
Insurance Company of Illinois
Open Seas Solutions, Inc.
Pilot Insurance Services, Inc.
Rianoc Research Corporation
S.C. Bellevue, Inc.
Safecare Company, Inc.
Safeco Corporation
Safeco General Agency, Inc.
Safeco Insurance Company of America
Safeco Insurance Company of Illinois
Safeco Insurance Company of Indiana
Safeco Insurance Company of Oregon
Safeco Lloyds Insurance Company
Safeco National Insurance Company
Safeco Properties, Inc.
Safeco Surplus Lines Insurance Company
SCIT, Inc.
Winmar Company, Inc.
Winmar-Metro, Inc.
Winmar of the Desert, Inc.
Winmar Oregon, Inc.
TSA Ex. A effective 9/22/08

ACCESS INSURANCE SERVICES, CO.	AMERICAN FIRE & CASUALTY INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

AMBCO CAPITAL CORPORATION	AVOMARK INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

AMERICA FIRST INSURANCE COMPANY	BERKELEY HOLDING COMPANY ASSOCIATES, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

AMERICA FIRST LLOYDS INSURANCE COMPANY (by Gulf States AIF, Inc., its attorney-in-fact	BERKELEY MANAGEMENT CORPORATION

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

AMERICAN AMBASSADOR CASUALTY COMPANY	BRIDGEFIELD CASUALTY INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

BRIDGEFIELD EMPLOYERS INSURANCE COMPANY	COLORADO CASUALTY INSURANCE COMPANY

/s/Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

CAPITOL AGENCY, INC. (ARIZONA CORPORATION)	COMPANIES AGENCY OF NEW YORK, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

CAPITOL AGENCY, INC. (OHIO CORPORATION)	COMPANIES AGENCY OF PENNSYLVANIA, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

CAPITOL AGENCY, INC. (TENNESSEE CORPORATION)	COMPANIES AGENCY OF PHOENIX, INC.

/s/ Gary J. Ostrow	/s/ Gary J Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

CASCADE DISABILITY MANAGEMENT, INC.	CONSOLIDATED INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

COPLEY VENTURE CAPITAL, INC.	FLORIDA STATE AGENCY, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

COUNTRYWIDE SERVICES CORPORATION	GLOBE AMERICAN CASUALTY COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

DIVERSIFIED SETTLEMENTS, INC.	GOLDEN EAGLE INSURANCE CORPORATION

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

EMPLOYERS INSURANCE COMPANY OF WAUSAU	GULF STATES AIF, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

EXCELSIOR INSURANCE COMPANY	HAWKEYE-SECURITY INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

HERITAGE-SUMMIT HEALTHCARE OF FLORIDA, INC.	LIBERTY FINANCIAL SERVICES, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

INDIANA INSURANCE COMPANY	LIBERTY HOSPITALITY GROUP, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LEXCO LIMITED	LIBERTY INSURANCE COMPANY OF AMERICA

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY ASSIGNMENT CORPORATION	LIBERTY INSURANCE CORPORATION

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY ENERGY CANADA, INC.	LIBERTY INSURANCE HOLDINGS, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY INSURANCE UNDERWRITERS, INC.	LIBERTY MEXICO HOLDINGS, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON	LIBERTY MUTUAL FIRE INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY LIFE HOLDINGS, INC.	LIBERTY MUTUAL GROUP INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY LLOYDS OF TEXAS INSURANCE COMPANY (by Berkeley Management Corporation, its attorney-in-fact)	LIBERTY MUTUAL HOLDING COMPANY, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY MANAGEMENT SERVICES, INC.	LIBERTY MUTUAL INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY MUTUAL PERSONAL INSURANCE COMPANY	LIBERTY SURPLUS INSURANCE CORPORATION

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY NORTHWEST INSURANCE CORPORATION	LIBERTY-USA CORPORATION

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY PERSONAL INSURANCE COMPANY	LIH-RE OF AMERICA CORPORATION

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LIBERTY RE (BERMUDA) LIMITED	LIH U.S. P&C CORPORATION

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Authorized Signatory	Title: Vice President

LIBERTY SPONSORED INSURANCE (VERMONT) INC.	LIU SPECIALTY INSURANCE AGENCY, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LM GENERAL INSURANCE COMPANY	LRE PROPERTIES, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LM INSURANCE CORPORATION	MID-AMERICAN AGENCY, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LM PERSONAL INSURANCE COMPANY	MID-AMERICAN FIRE AND CASUALTY COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LM PROPERTY & CASUALTY INSURANCE COMPANY	MISSOURI AGENCY, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

LMHC MASSACHUSETTS HOLDINGS, INC.	NORTH PACIFIC INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

OREGON AUTOMOBILE INSURANCE COMPANY	OHIO CASUALTY OF NEW JERSEY, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

OCASCO BUDGET, INC.	OHIO LIFE BROKERAGE SERVICES, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

OCI PRINTING, INC.	OHIO SECURITY INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

OHIO CASUALTY CORPORATION	PEERLESS INDEMNITY INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

THE OHIO CASUALTY INSURANCE COMPANY	PEERLESS INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

SAN DIEGO INSURANCE COMPANY	SUMMIT CONSULTING, INC. OF LOUISIANA

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

STATE AGENCY, INC. (INDIANA CORPORATION)	SUMMIT HOLDING SOUTHEAST, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

STATE AGENCY, INC. (WISCONSIN CORPORATION)	THE FIRST LIBERTY CORPORATION

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

ST. JAMES INSURANCE COMPANY	THE MIDWESTERN INDEMNITY COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Authorized Signatory	Title: Vice President

SUMMIT CONSULTING, INC.	THE NATIONAL ASSOCIATION (by The National Corporation, its attorney-in-fact)

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

THE NETHERLANDS INSURANCE COMPANY	WEST AMERICAN INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

WAUSAU SERVICE CORPORATION	AMERICAN ECONOMY INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

WAUSAU BUSINESS INSURANCE COMPANY	AMERICAN STATES INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

WAUSAU GENERAL INSURANCE COMPANY	AMERICAN STATES INSURANCE COMPANY OF TEXAS

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

WAUSAU UNDERWRITERS INSURANCE COMPANY	AMERICAN STATES LLOYDS INSURANCE COMPANY (by General America Corporation of Texas, its attorney-in-fact)

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

AMERICAN STATES PREFERRED INSURANCE	GENERAL AMERICA CORPORATION

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

CAPITOL COURT CORPORATION	GENERAL AMERICA CORPORATION OF TEXAS

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

EMERALD CITY INSURANCE AGENCY, INC.	GENERAL INSURANCE COMPANY OF AMERICA

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

F.B. BEATTIE & COMPANY, INC.	INSURANCE COMPANY OF ILLINOIS

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

FIRST NATIONAL INSURANCE COMPANY OF AMERICA	OPEN SEAS SOLUTIONS, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

RIANOC RESEARCH CORPORATION	SAFECO INSURANCE COMPANY OF OREGON

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

SAFECARE COMPANY, INC.	SAFECO LLOYDS INSURANCE COMPANY (by General America Corporation of Texas, its attorney-in-fact)

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

SAFECO GENERAL AGENCY, INC.	SAFECO NATIONAL INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

SAFECO INSURANCE COMPANY OF ILLINOIS	SAFECO PROPERTIES, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

SAFECO INSURANCE COMPANY OF INDIANA	SAFECO SURPLUS LINES INSURANCE COMPANY

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

SAFECO CORPORATION	WINMAR OF THE DESERT, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

S.C. BELLEVUE, INC.	WINMAR OREGON, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

SCIT, INC.	WINMAR-METRO, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

SAFECO INSURANCE COMPANY OF AMERICA	PILOT INSURANCE SERVICES, INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President

WINMAR COMPANY, INC.	COMMERCIAL AVIATION INSURANCE INC.

/s/ Gary J. Ostrow	/s/ Gary J. Ostrow

By: Gary J. Ostrow	By: Gary J. Ostrow
Title: Vice President	Title: Vice President